                                                                      Exhibit 23

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our reports dated February 12, 2003, accompanying the consolidated financial statements and schedules included in the Annual Report of Healthcare Services Group, Inc. and subsidiaries on Form 10-K for the year ended December 31, 2002. We hereby consent to the incorporation by reference of said reports in the (i) Post-Effective Amendment No. 1 to the Registration Statement (Forms S-8 No. 33-35915) pertaining to the Incentive Stock Option Plan and the Non-Qualified Stock Option Plans of Healthcare Services Group, Inc. and subsidiaries, (ii) Registration Statement (Form S-8 No. 333-92835) pertaining to the Employee Stock Purchase Plan and Deferred Compensation Plan of Healthcare Services Group, Inc. and subsidiaries, (iii) Registration Statement (Form S-8 No. 333-101063), (iv) Registration Statement (Form S-8 No. 333-46656) and (v) Registration Statement (Form S-8 No. 33-58765).




/s/ Grant Thornton LLP
New York, New York
February 12, 2003

                     REPORT OF INDEPENDENT CERTIFIED PUBLIC
                             ACCOUNTANTS ON SCHEDULE





Board of Directors and Stockholders
     Healthcare Services Group, Inc.


In connection with our audits of the consolidated financial statements of Healthcare Services Group, Inc. and subsidiaries, referred to in our report dated February 12, 2003, which is included in the 2002 Annual Report to Shareholders and is incorporated by reference in Form 10-K, we have also audited
Schedule II for each of the three years in the period ended December 31, 2002. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.


/s/ Grant Thornton LLP
New York, New York
February 12, 2003

                Healthcare Services Group, Inc. and subsidiaries
                 Schedule II - Valuation and Qualifying Accounts
                  Years Ended December 31, 2002, 2001, and 2000

                                                            Additions
                                               -----------------------------------
                                Balance-         Charged to         Charged to
                              Beginning of       Costs and             Other            Deductions      Balance -End
Description                      Period           Expenses           Accounts              (A)           of Period
-----------                  --------------     -----------         -----------         -----------     ------------
2002
----
Allowance for Doubtful
  Accounts                     $6,936,000        $6,050,000                             $5,663,000       $7,323,000
                               ==========        ==========                             ==========       ==========
2001
----
Allowance for Doubtful
  Accounts                     $4,914,000        $5,445,000                             $3,423,000       $6,936,000
                               ==========        ==========                             ==========       ==========
2000
----
Allowance for Doubtful
  Accounts                     $7,278,000        $3,250,000                             $5,614,000       $4,914,000
                               ==========        ==========                             ==========       ==========


(A) Represents write-offs and reclassifications

                                  CERTIFICATION

I, Daniel P. McCartney, certify that:

1. I have reviewed this Annual Report on Form 10-K of Healthcare Services Group, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

(a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made know to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Annual Report (the "Evaluation Date");

(c) Presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors:

(a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this Annual Report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

DATE:      March 12, 2003                     By: /s/  Daniel P. McCartney
                                                  ----------------------------
                                                  Daniel P. McCartney,
                                                  Chief Executive Officer

                                  CERTIFICATION

I, James L. DiStefano, certify that:

1. I have reviewed this Annual Report on Form 10-K of Healthcare Services Group, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

(a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made know to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Annual Report (the "Evaluation Date");

(c) Presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors:

(a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this Annual Report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

DATE:         March 12, 2003                         By: /s/ James L. DiStefano
                                                         -----------------------
                                                         James L. DiStefano
                                                         Chief Financial Officer

                                  CERTIFICATION

Each of the undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, in his capacity as an officer of Healthcare Services Group, Inc., a Pennsylvania corporation, that, to his knowledge, the Annual Report of Healthcare Services Group, Inc. for the year ended December 31, 2002, fully complies with requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Healthcare Services Group, Inc.

March 12, 2003                                       By: /s/ Daniel P.McCartney
                                                         -----------------------
                                                         Daniel P. McCartney
                                                         Chief Executive Officer



March 12, 2003                                       By: /s/ James L. DiStefano
                                                         -----------------------
                                                         James L. DiStefano
                                                         Chief Financial Officer